UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported)      November 4, 2004

Toreador Resources Corporation
(Exact name of registrant as specified in charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-02517	75-0991164
(Commission File Number)	(I.R.S. Employer Identification No.)

4809 Cole Avenue, Suite 108
Dallas, Texas	75205
(Address of Principal Executive Offices)	(Zip Code)

(214) 559-3933
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        [___]        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        [___]        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        [___]        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2
                          (b))

        [___]        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4
                          (c))

Item 2.02. Results of Operation and Financial Condition.

        Attached hereto as Exhibit 99.1 is a press release (the “Press Release”) issued by Toreador on November 4, 2004 in part announcing its financial results for the third quarter 2004 and the nine months ended September 30, 2004. The Press Release is incorporated by reference into this Item 2.02, and the foregoing description of the Press Release is qualified in its entirety by reference to this exhibit.

        Pursuant to General Instruction B.2 of Form 8-K, the information in this Form 8-K, including the exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, and is not incorporated by reference into any filing of Toreador, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 7.01. Regulation FD Disclosure.

        Attached hereto as Exhibit 99.1 is the Press Release issued by Toreador on November 4, 2004.

        Pursuant to General Instruction B.2 of Form 8-K, the information in this Form 8-K, including the exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, and is not incorporated by reference into any filing of Toreador, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01. Financial Statements and Exhibits.

      (c)       Exhibits

                  Pursuant to General Instruction B.2 of Form 8-K, the following exhibit is furnished with this Form 8-K.

                  99.1       Press Release, dated November 4, 2004

_________________

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 5, 2004	TOREADOR RESOURCES CORPORATION By: /s/ G. Thomas Graves III G. Thomas Graves III, President and CEO